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                                                                    EXHIBIT 99.3


                              SILICON VALLEY BUYER
                           SPECIALTY FINANCE DIVISION
                               3003 Tasman Drive
                             Santa Clara, Ca. 95054
                      (408) 654-1000 - Fax (408) 980-6410

            MODIFICATION OF ACCOUNTS RECEIVABLE FINANCING AGREEMENT

      This Modification of Accounts Receivable Financing Agreement dated as of June 27, 2003 (the "MODIFICATION AGREEMENT"), is entered into by and between Silicon Valley Bank ("BANK") having a place of business at the address specified above and Loudeye Corp., a Delaware corporation whose address is at 1130 Rainier Avenue South, Seattle, WA 98144 and with a FAX number of (206) 852-4001 ("LOUDEYE") and Vidipax, Inc., a New York corporation with an address at 450 West 34th Street, 4th Floor, New York, NY ("VIDIPAX" and together with Loudeye, "BORROWER").

                                R E C I T A L S:

      A. The Borrower and Bank entered into that certain Accounts Receivable Financing Agreement dated as of June 27, 2003, (the "LOAN AGREEMENT"), pursuant to which Loan Agreement the Bank has agreed to make financial accommodations to the Borrower.

      B. At the present time the Borrower requests, and the Bank is agreeable to making a one-time modification of the advance requirements of the Loan Agreement pursuant to the terms and conditions hereinafter set forth.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

                              A G R E E M E N T S:

      1. RECITALS. The foregoing Recitals are hereby made a part of this Modification Agreement.

      2. ONE TIME BORROWING REQUEST. The Bank hereby agrees that, upon receipt by the Bank of a $5,000.00 loan modification fee (the "MODIFICATION FEE"), Borrower may, at any time on or before July 7, 2003, provide a single request for borrowing to the Bank in an amount not to exceed $500,000.00 ("BORROWING REQUEST") without an accompanying Invoice Transmittal, and, provided that no Event of Default then exists, the Bank agrees to advance up to 85% against the amount of the Borrowing Request (the "DRAW"); provided, however, (i) the sum of the Borrowing Request plus the aggregate amount of all Financed Receivables shall not at any time exceed the Facility Amount and (ii) the amount of the Draw plus all Advances shall not exceed (a) prior to July 7, 2003, $2,656,250.00 and
(b) on and after July 7, 2003, $2,500,000. Notwithstanding the provisions of the Loan Agreement, the Finance Charge with respect to the Draw shall be equal to
(y) the Prime Rate plus 2% per annum times (z) the number of days the Draw remains unpaid and outstanding. The Draw, including all Finance Charges accrued thereon, shall be due and payable on or before July 7, 2003, and no further advance requests shall be made by the Borrower without an accompanying Invoice Transmittal. For the avoidance of doubt, the Borrower acknowledges and agrees that the Borrower's obligation to repay the Draw constitutes an Obligation under the Loan Agreement and is secured by the Borrower's assets pursuant to Section 8 of the Loan Agreement.
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      3. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this
Modification Agreement, the Borrower hereby certifies, represents and warrants to the Bank that:

            3.1 Authorization. The Borrower is duly authorized to execute and deliver this Modification Agreement and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement, as amended hereby.

            3.2 No Conflicts. The execution and delivery of this Modification Agreement and the performance by the Borrower of its obligations under the Loan Agreement, as amended hereby, do not and will not conflict with any provision of law or of the articles of organization or operating agreement of the Borrower or of any agreement binding upon the Borrower.

            3.3 Validity and Binding Effect. The Loan Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

            3.4 Compliance with Loan Agreement. The representation and warranties set forth in Section 6 of the Loan Agreement, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, with the exception that all references to the financial statements shall mean the financial statements most recently delivered to the Bank and except for such changes as are specifically permitted under the Loan Agreement. In addition, the Borrower has complied with and is in compliance with all of the covenants set forth in the Loan Agreement, as amended hereby, including, but not limited to, those set forth in Section 6 thereof.

            3.5 No Event of Default. As of the date hereof, no Event of Default under Section 9 of the Loan Agreement, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred or is continuing.

      4. CONDITIONS PRECEDENT. This Modification Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

            4.1 Modification Agreement. This Modification Agreement executed by the Borrower and the Bank.

            4.2 Modification Fee. The Modification Fee.

            4.3 Other Documents. Such other documents, certificates and/or opinions of counsel as the Bank may request.

      5. GENERAL.

            5.1 Governing Law; Severability. This Modification Agreement shall be construed in accordance with and governed by the laws of the state of California. Wherever possible each provision of the Loan Agreement and this Modification Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Loan Agreement and this Modification Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Loan Agreement and this Modification Agreement.

            5.2 Successors and Assigns. This Modification Agreement shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.


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            5.3 Continuing Force and Effect of Loan Documents and Guaranties.
Except as specifically modified or amended by the terms of this Modification Agreement, all other terms and provisions of the Loan Agreement and the other related loan documents are incorporated by reference herein, and in all respects, shall continue in full force and effect. The Borrower, by execution of this Modification Agreement, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Loan Agreement and the other related loan documents.

            5.4 References to Loan Agreement. Each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", or words of like import, and each reference to the Loan Agreement in any and all instruments or documents delivered in connection therewith, shall be deemed to refer to the Loan Agreement, as amended hereby.

            5.5 Expenses. The Borrower shall pay all costs and expenses in connection with the preparation of this Modification Agreement and other related loan documents, including, without limitation, reasonable attorneys' fees and time charges of attorneys who may be employees of the Bank or any affiliate or parent of the Bank. The Borrower shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Modification Agreement and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses.

            5.6 Counterparts. This Modification Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement.


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            IN WITNESS WHEREOF, the parties hereto have executed this
Modification of Accounts Receivable Financing Agreement as of the date first above written.

BORROWER:

                                        LOUDEYE CORP,
                                        a Delaware corporation

                                        By:   /s/ Jerold J. Goade Jr.
                                              ----------------------------------
                                        Name:     Jerold J. Goade Jr.
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                                        Title: Vice President and
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                                               Chief Financial Officer
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                                        VIDIPAX, INC.,
                                        a New York corporation

                                        By:   /s/ Jerold J. Goade Jr.
                                              ----------------------------------
                                        Name:     Jerold J. Goade Jr.
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                                        Title: Vice President and
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                                               Chief Financial Officer
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BANK:


                                        SILICON VALLEY BANK


                                        By:   /s/ Ryan Dammeyer
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                                        Name:     Ryan Dammeyer
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                                        Title:    Vice President
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